UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02349
Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036 (Address of principal executive offices) (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: September 30, 2010
Date of reporting period: March 31, 2010

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Income Securities Inc. performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report

For the six months ended March 31, 2010

Market Conditions

Overall, economic data released during the six-month reporting period indicated ongoing improvement in the economy. However, labor and housing market data remained fragile. Gross domestic product (GDP) data for the fourth quarter of 2009 showed economic growth accelerated, although initial estimates of the pace of growth were later revised downward slightly, due mainly to business and residential investment data. GDP as measured from the income side of the accounts, however, showed a strong annualized increase in real terms. Core inflation has remained steady and well within the Federal Reserve’s implicit target range. In the first quarter of 2010, mixed signals came from the housing market, with increases in housing starts but declines in existing home sales. On the jobs front, March payrolls showed the largest gain since March 2007, but the national unemployment rate remained historically high at 10.2 percent.

The corporate credit market continued to advance as yield spreads tightened over the course of the period to 150 basis points over Treasuries at the end of March, as measured by the Barclays Capital Corporate Bond Index. Within the corporate credit market, financials was the best performing sector, and lower coupon and longer dated issues outperformed higher coupon and shorter dated issues, respectively. We expect to see continued spread tightening in the corporate credit market as liquidity conditions have improved, but note that this tightening will likely be modest as most of the recovery in the sector appears to be behind us.

Market expectations are for the Federal Reserve to begin tightening (i.e. raising interest rates) in the near future. Additionally, while the U.S. government fiscal stimulus packages have helped to stabilize the housing market and consumer spending, there are growing concerns about what the impact will be as these programs come to an end. Given this, as well as the extremely weak labor market, we believe the economic recovery may be more protracted than many currently expect.

Performance Analysis

For the six-month period ended March 31, 2010, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) increased from $17.20 to $17.51 per share. Based on this change plus reinvestment of dividends totaling $0.5575 per share, the Fund’s total NAV return was 5.34 percent. ICB’s value on the New York Stock Exchange (NYSE) moved from $16.39 to $17.06 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was 7.70 percent. ICB’s NYSE market price was at a 2.57 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for April 2010 increased to $0.0825 per share. The dividend reflects the current level of the Fund’s net investment income. ICB’s level of undistributed net investment income was $0.06 per share on March 31, 2010 versus $0.14 per share six months earlier.

The primary contributors to the Fund’s performance for the period were select overweights in the banking, food and beverage, and insurance sectors, as significant spread tightening in these sectors led to their strong performance. The portfolio’s positioning overall continued to emphasize higher quality corporate credits and sectors that are less sensitive to economic growth while underweights were primarily focused in consumer-driven and cyclical sectors including airlines, electronics, and transportation. This detracted somewhat from performance as lower quality credits and more cyclical sectors generally outperformed. However, we have selectively increased the portfolio’s exposure to names in some more cyclical sectors that we believe are attractively valued. Additionally, we reduced the portfolio’s credit spread duration (a measure of interest-rate sensitivity), following substantial spread tightening as we believe most of the sector’s outperformance is behind us.

The portfolio maintained a small position in high yield corporate credits, a sector not represented in the benchmark. This was additive to performance as higher yielding credits outperformed during the period. Until late in the reporting period, the portfolio also held a small position in U.S. Treasury securities, which detracted modestly from performance as Treasuries underperformed the corporate credit market for the six-month reporting period.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 03/31/10
Corporate Bonds	96.2%
Short-Term Investments	1.9
Commercial Mortgage-Backed Securities	1.1
Foreign Government Obligations	0.7
Municipal Bond	0.1

LONG-TERM CREDIT ANALYSIS as of 03/31/10
Aaa/AAA	1.9%
Aa/AA	4.3
A/A	20.5
Baa/BBB	68.6
Ba/BB or less	4.7

+ Does not include open long/short futures contracts with an underlying face amount of $102,977,609 with net unrealized depreciation of $224,283. Also does not include open swap contracts with net unrealized depreciation of $136,171.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Moody’s and Standard and Poor’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Corporate Bonds (95.6%)
	Advertising Agencies (0.2%)
$290	Omnicom Group, Inc.	6.25%	07/15/19	$314,709

	Advertising Services (0.5%)
690	WPP Finance (United Kingdom)	8.00	09/15/14	793,554

	Aerospace/Defense (0.2%)
366	Systems 2001 Asset Trust (144A) (Cayman Islands) (a)	6.664	09/15/13	386,976

	Agricultural Chemicals (1.3%)
575	Agrium, Inc. (Canada)	6.75	01/15/19	638,039
970	Mosaic Co. (The) (144A) (a)	7.625	12/01/16	1,064,440
330	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	324,862

				2,027,341

	Agricultural Operations (0.5%)
680	Bunge Ltd. Finance Corp.	8.50	06/15/19	791,809

	Airlines (0.2%)
318	America West Airlines LLC (Series 011G) (AMBAC Insd)	7.10	04/02/21	279,556

	Appliances (0.2%)
250	Whirlpool Corp.	8.60	05/01/14	290,388

	Auto – Cars/Light Trucks (0.4%)
540	Daimler Finance North America LLC	8.50	01/18/31	661,030

	Beverages – Wine/Spirits (0.3%)
345	Bacardi Ltd. (144A) (Bermuda) (a)	8.20	04/01/19	414,204
95	Constellation Brands, Inc.	7.25	09/01/16	98,088

				512,292

	Biotechnology (0.4%)
560	Biogen Idec, Inc.	6.875	03/01/18	614,676

	Brewery (1.5%)
1,020	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	5.375	11/15/14	1,105,900
360	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	6.875	11/15/19	414,094
60	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	8.20	01/15/39	77,626
780	FBG Finance Ltd. (144A) (Australia) (a)	5.125	06/15/15	823,157

				2,420,777

	Broadcast Service/Program (0.1%)
210	Grupo Televisa SA (Mexico)	6.00	05/15/18	218,066

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Building Product – Cement/Aggregation (1.2%)
$895	CRH America, Inc.	6.00%	09/30/16		$962,950
460	CRH America, Inc.	8.125	07/15/18		542,538
430	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (a)	6.00	12/30/19		447,375

					1,952,863

	Building Societies (1.0%)
1,600	Nationwide Building Society (144A) (United Kingdom) (a)	6.25	02/25/20		1,634,400

	Building – Residential/Commercial (0.5%)
760	Toll Brothers Finance Corp.	6.75	11/01/19		769,261

	Cable/Satellite TV (1.8%)
930	COX Communications, Inc. (144A) (a)	8.375	03/01/39		1,166,782
175	CSC Holdings LLC	7.625	07/15/18		183,750
395	DIRECTV Holdings LLC/Financing Co., Inc. (144A) (a)	5.875	10/01/19		411,819
895	DIRECTV Holdings LLC/Financing Co., Inc.	7.625	05/15/16		1,003,639

					2,765,990

	Capital Markets (0.4%)
405	Goldman Sachs Group, Inc. (The)	6.15	04/01/18		429,200
180	Goldman Sachs Group, Inc. (The)	6.75	10/01/37		180,333

					609,533

	Commercial Banks (0.1%)
220	Wells Fargo & Co.	5.625	12/11/17		233,755

	Commercial Bank – Eastern U.S. (0.3%)
420	Discover Bank/Greenwood	8.70	11/18/19		460,775

	Commercial Banks – Non-U.S. (2.1%)
245	Barclays Bank PLC (144A) (United Kingdom) (a)	6.05	12/04/17		253,046
275	Barclays Bank PLC (United Kingdom)	6.75	05/22/19		304,756
440	Credit Suisse AG (Switzerland)	5.40	01/14/20		444,275
795	HBOS PLC (144A) (United Kingdom) (a)	6.75	05/21/18		731,553
150	Rabobank Nederland N.V. (144A) (Netherlands) (a)	11.00 (b)	06/29/49	(c)	193,595
545	Royal Bank of Scotland Group PLC (United Kingdom)	6.40	10/21/19		545,826
830	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875	03/16/15		830,698

					3,303,749

	Commercial Banks – Southern U.S. (0.3%)
475	Regions Financial Corp.	7.75	11/10/14		500,248

	Commercial Services & Supplies (0.7%)
1,050	Waste Management, Inc.	6.125	11/30/39		1,045,607

	Consumer Products – Miscellaneous (0.3%)
500	Fortune Brands, Inc.	6.375	06/15/14		547,697

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Containers – Paper/Plastic (0.2%)
$260	Sealed Air Corp. (144A) (a)	7.875%	06/15/17		$282,705

	Diversified Financial Services (3.1%)
890	Bank of America Corp. (Series L)	5.65	05/01/18		901,834
125	Bank of America Corp.	7.625	06/01/19		143,224
170	Citigroup, Inc. (See Note 5)	5.875	05/29/37		153,624
30	Citigroup, Inc. (See Note 5)	8.125	07/15/39		34,738
1,190	Citigroup, Inc. (See Note 5)	8.50	05/22/19		1,391,228
465	Credit Agricole SA (144A) (France) (a)	8.375 (b)	10/13/49	(c)	505,688
30	General Electric Capital Corp.	5.50	01/08/20		30,665
1,450	General Electric Capital Corp.	5.625	05/01/18		1,517,722
255	UBS AG/Stamford Branch (Switzerland)	5.875	12/20/17		264,502

					4,943,225

	Diversified Manufactured Operation (0.7%)
160	Bombardier, Inc. (144A) (Canada) (a)	7.50	03/15/18		167,600
325	Bombardier, Inc. (144A) (Canada) (a)	7.75	03/15/20		341,250
480	Tyco Electronics Group SA (Luxembourg)	5.95	01/15/14		517,782

					1,026,632

	Diversified Minerals (2.8%)
360	Anglo American Capital PLC (144A) (United Kingdom) (a)	9.375	04/08/19		459,275
1,660	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19		2,133,998
275	Teck Resources Ltd. (Canada)	10.25	05/15/16		328,625
395	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19		409,867
1,090	Vale Overseas Ltd. (Cayman Islands)	6.875	11/21/36		1,130,385

					4,462,150

	Diversified Telecommunication Services (1.0%)
1,525	AT&T, Inc.	6.15	09/15/34		1,511,226
100	Verizon Communications, Inc.	8.95	03/01/39		136,031

					1,647,257

	Electric Utilities (0.3%)
405	FirstEnergy Solutions Corp.	6.05	08/15/21		406,349

	Electric – Generation (0.5%)
760	AES Corp. (The)	8.00	06/01/20		760,950

	Electric – Integrated (6.7%)
280	Ameren Energy Generating Co.	6.30	04/01/20		281,892
465	CMS Energy Corp.	6.25	02/01/20		461,812
1,000	Consumers Energy Co.	5.80	09/15/35		987,906
530	DTE Energy Co.	7.625	05/15/14		603,491
300	Entergy Gulf States Louisiana LLC	5.59	10/01/24		307,049
300	Entergy Gulf States Louisiana LLC	6.00	05/01/18		319,675

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,775	Exelon Generation Co. LLC	6.25%	10/01/39	$1,800,945
1,060	FirstEnergy Solutions Corp.	6.80	08/15/39	1,041,117
215	Indianapolis Power & Light Co. (144A) (a)	6.30	07/01/13	237,035
840	Nevada Power Co. (Series V)	7.125	03/15/19	947,507
425	NiSource Finance Corp.	6.125	03/01/22	444,357
460	NiSource Finance Corp.	6.80	01/15/19	500,908
380	Oncor Electric Delivery Co. LLC	6.80	09/01/18	427,604
1,170	PPL Energy Supply LLC	6.50	05/01/18	1,248,660
635	Southwestern Public Service Co. (Series G)	8.75	12/01/18	792,521
140	Toledo Edison Co. (The)	7.25	05/01/20	162,175

				10,564,654

	Electronic Equipment, Instruments & Components (0.6%)
395	Agilent Technologies, Inc.	5.50	09/14/15	423,923
325	Corning, Inc.	6.625	05/15/19	361,105
135	Corning, Inc.	7.25	08/15/36	145,081

				930,109

	Enterprise Software/Service (0.0%)
55	CA, Inc.	5.375	12/01/19	55,697

	Finance – Auto Loans (0.2%)
275	Nissan Motor Acceptance Corp. (144A) (a)	4.50	01/30/15	275,989

	Finance – Consumer Loans (0.8%)
1,280	SLM Corp. (Series A)	5.00	10/01/13	1,223,818

	Finance – Credit Card (1.0%)
360	American Express Credit Corp. (Series C)	7.30	08/20/13	404,374
1,000	Capital One Bank USA NA	8.80	07/15/19	1,210,258

				1,614,632

	Finance – Investment Banker/Broker (2.5%)
1,535	JPMorgan Chase Capital XXVII (Series AA)	7.00	11/01/39	1,571,410
780	Macquarie Group Ltd. (144A) (Australia) (a)	6.00	01/14/20	779,458
352	Macquarie Group Ltd. (144A) (Australia) (a)	7.625	08/13/19	393,573
555	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	599,036
660	TD Ameritrade Holding Corp.	5.60	12/01/19	668,013

				4,011,490

	Finance – Mortgage Loan/Banker (0.4%)
600	Countrywide Financial Corp.	6.25	05/15/16	616,793

	Finance – Other Services (0.3%)
525	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	523,073

	Food Products (2.0%)
2,175	Kraft Foods, Inc.	5.375	02/10/20	2,214,774
80	Kraft Foods, Inc.	6.875	02/01/38	86,826

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$505	Kraft Foods, Inc.	6.875%	01/26/39	$548,648
235	Kraft Foods, Inc.	7.00	08/11/37	258,758

				3,109,006

	Food – Miscellaneous/Diversified (1.0%)
730	ConAgra Foods, Inc.	7.00	10/01/28	798,382
585	ConAgra Foods, Inc.	8.25	09/15/30	719,348

				1,517,730

	Food – Retail (0.4%)
546	Delhaize America, Inc.	9.00	04/15/31	696,420

	Gold Mining (0.9%)
1,440	Newmont Mining Corp.	6.25	10/01/39	1,444,792

	Independent Power Producer (0.1%)
170	NRG Energy, Inc.	8.50	06/15/19	172,975

	Instruments – Scientific (0.4%)
605	Fisher Scientific International, Inc.	6.125	07/01/15	628,489

	Insurance (0.3%)
410	Principal Financial Group, Inc.	8.875	05/15/19	493,152

	Investment Management/Advisor Services (0.7%)
495	Ameriprise Financial, Inc.	7.30	06/28/19	574,519
500	Blackstone Holdings Finance Co. LLC (144A) (a)	6.625	08/15/19	504,103

				1,078,622

	Life/Health Insurance (3.0%)
375	Aflac, Inc.	8.50	05/15/19	452,264
430	Lincoln National Corp.	8.75	07/01/19	526,664
800	Pacific LifeCorp (144A) (a)	6.00	02/10/20	782,289
550	Protective Life Corp.	7.375	10/15/19	585,220
895	Prudential Financial, Inc. (MTN)	4.75	09/17/15	922,295
285	Prudential Financial, Inc. (MTN)	6.625	12/01/37	299,921
1,070	Prudential Financial, Inc. (Series D)	7.375	06/15/19	1,229,161

				4,797,814

	Media (7.6%)
1,250	Comcast Corp.	5.70	05/15/18	1,327,519
1,080	Comcast Corp.	6.40	05/15/38	1,099,504
685	Comcast Corp.	6.45	03/15/37	699,823
1,475	Comcast Corp.	6.50	01/15/15	1,662,056
2,300	Time Warner Cable, Inc.	6.75	07/01/18	2,574,050
390	Time Warner Cable, Inc.	6.75	06/15/39	410,450
300	Time Warner Cable, Inc.	8.25	04/01/19	363,626
520	Time Warner Cable, Inc.	8.75	02/14/19	645,936
85	Time Warner, Inc.	6.50	11/15/36	87,597

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
$1,660	Time Warner, Inc.	7.70%	05/01/32		$1,921,359
1,185	Viacom, Inc.	6.875	04/30/36		1,260,233

					12,052,153

	Medical Instruments (0.6%)
1,000	Boston Scientific Corp. (d)	6.00	01/15/20		946,398

	Medical – Biomedical/Genetics (0.3%)
440	Life Technologies Corp.	6.00	03/01/20		451,342

	Medical – HMO (0.2%)
368	UnitedHealth Group, Inc.	5.80	03/15/36		345,735

	Medical – Hospitals (0.3%)
175	HCA, Inc. (144A) (a)	8.50	04/15/19		189,109
245	Tenet Healthcare Corp.	7.375	02/01/13		248,675

					437,784

	Metal – Aluminum (0.8%)
200	Alcoa, Inc.	5.87	02/23/22		184,147
1,015	Alcoa, Inc.	6.75	07/15/18		1,053,576

					1,237,723

	Metal – Iron (0.2%)
280	Cliffs Natural Resources, Inc.	5.90	03/15/20		287,294

	Money Center Banks (0.3%)
470	Lloyds TSB Bank PLC (144A) (United Kingdom) (a)	5.80	01/13/20		459,416

	Multi-line Insurance (3.2%)
475	Aegon N.V. (Netherlands)	4.625	12/01/15		479,798
740	American Financial Group, Inc.	9.875	06/15/19		873,833
720	Catlin Insurance Co. Ltd. (144A) (Bermuda) (a)	7.249 (b)	12/31/49	(c)	640,800
785	CNA Financial Corp.	7.35	11/15/19		821,841
830	Farmers Insurance Exchange (144A) (a)	8.625	05/01/24		894,443
130	MetLife, Inc.	7.717	02/15/19		152,047
560	MetLife, Inc.	10.75	08/01/39		723,645
500	XL Capital Ltd. (Cayman Islands)	5.25	09/15/14		517,379

					5,103,786

	Multimedia (1.5%)
920	News America, Inc.	6.40	12/15/35		942,442
610	News America, Inc.	6.65	11/15/37		643,617
210	News America, Inc.	7.85	03/01/39		250,013
440	Vivendi SA (144A) (France) (a)	6.625	04/04/18		477,353

					2,313,425

	Non-Hazardous Waste Disposal (0.3%)
500	Republic Services, Inc. (144A) (a)	5.50	09/15/19		513,013

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Office Automation & Equipment (0.9%)
$200	Xerox Corp.	5.625%	12/15/19	$205,960
1,060	Xerox Corp.	6.35	05/15/18	1,150,102
75	Xerox Corp.	8.25	05/15/14	87,162

				1,443,224

	Oil Companies – Exploration & Production (3.3%)
1,250	Anadarko Petroleum Corp.	8.70	03/15/19	1,548,994
385	Chesapeake Energy Corp.	7.625	07/15/13	403,287
1,000	EnCana Corp. (Canada)	6.50	02/01/38	1,068,264
190	Gaz Capital SA (144A) (Luxembourg) (a)	6.51	03/07/22	189,772
210	Newfield Exploration Co.	7.125	05/15/18	214,200
825	Nexen, Inc. (Canada)	7.50	07/30/39	944,076
105	Pioneer Natural Resources Co.	6.65	03/15/17	105,502
700	Questar Market Resources, Inc.	6.80	04/01/18	767,392

				5,241,487

	Oil Company – Integrated (1.1%)
405	Husky Energy, Inc. (Canada)	7.25	12/15/19	469,951
1,030	Petro-Canada (Canada)	5.95	05/15/35	1,011,235
200	Petrobras International Finance Co. (Cayman Islands)	5.75	01/20/20	205,898

				1,687,084

	Oil Refining & Marketing (0.7%)
1,100	Valero Energy Corp.	6.125	02/01/20	1,102,289

	Oil, Gas & Consumable Fuels (0.9%)
200	Hess Corp.	6.00	01/15/40	198,180
490	Hess Corp.	7.125	03/15/33	551,892
525	Hess Corp.	8.125	02/15/19	641,001

				1,391,073

	Oil – Field Services (0.9%)
450	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	570,317
850	Weatherford International, Inc.	6.35	06/15/17	914,200

				1,484,517

	Paper & Related Products (1.5%)
75	Georgia-Pacific LLC (144A) (a)	8.25	05/01/16	82,125
520	International Paper Co.	7.50	08/15/21	592,045
660	International Paper Co.	9.375	05/15/19	826,397
775	MeadWestvaco Corp.	7.375	09/01/19	850,470

				2,351,037

	Pipelines (6.6%)
285	CenterPoint Energy Resources Corp.	6.25	02/01/37	278,024
305	CenterPoint Energy Resources Corp. (Series B)	7.875	04/01/13	349,478

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$443	Colorado Interstate Gas Co.	6.80%	11/15/15	$496,823
740	Energy Transfer Partners LP	8.50	04/15/14	861,611
775	Energy Transfer Partners LP	9.00	04/15/19	953,173
1,615	Enterprise Products Operating LLC (Series G)	5.60	10/15/14	1,749,801
415	Kinder Morgan Energy Partners LP	5.85	09/15/12	451,134
610	Kinder Morgan Energy Partners LP	5.95	02/15/18	655,284
355	Kinder Morgan Energy Partners LP	6.85	02/15/20	398,976
980	Kinder Morgan Finance Co. ULC (Canada)	5.70	01/05/16	965,300
450	Midcontinent Express Pipeline LLC (144A) (a)	6.70	09/15/19	474,922
1,090	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,123,395
1,025	Texas Eastern Transmission LP	7.00	07/15/32	1,150,603
475	Williams Partners LP/Williams Partners Finance Corp.	7.25	02/01/17	542,995

				10,451,519

	Property Trust (0.5%)
750	WEA Finance LLC/WT Finance Aust Pty Ltd. (144A) (a)	6.75	09/02/19	801,715

	Real Estate Operation/Development (0.4%)
715	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	698,511

	Reinsurance (0.5%)
225	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	242,153
450	Reinsurance Group of America, Inc.	6.45	11/15/19	471,063

				713,216

	REIT – Apartments (0.6%)
382	AvalonBay Communities, Inc. (MTN)	5.50	01/15/12	402,674
470	AvalonBay Communities, Inc. (MTN)	6.10	03/15/20	500,526

				903,200

	REIT – Diversified (0.8%)
710	Duke Realty LP	6.75	03/15/20	723,937
475	Vornado Realty LP	4.25	04/01/15	471,922

				1,195,859

	REIT – Health Care (0.4%)
625	Health Care, Inc. (d)	6.125	04/15/20	628,106

	REIT – Office Property (0.7%)
675	Boston Properties LP	5.875	10/15/19	701,997
370	Mack-Cali Realty L.P.	7.75	08/15/19	408,696

				1,110,693

	REIT – Regional Malls (0.5%)
325	Simon Property Group LP	5.65	02/01/20	317,673
420	Simon Property Group LP	6.75	05/15/14	459,922

				777,595

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	REIT – Shopping Centers (0.2%)
$255	Federal Realty Investment Trust	5.90%	04/01/20	$256,009

	Retail – Drug Store (1.2%)
921	CVS Pass-Through Trust	6.036	12/10/28	913,851
816	CVS Pass-Through Trust (144A) (a)	8.353	07/10/31	950,115

				1,863,966

	Retail – Mail Order (0.3%)
395	QVC, Inc. (144A) (a)	7.125	04/15/17	399,444

	Retail – Regional Department Store (0.5%)
540	JC Penney Corp., Inc.	6.375	10/15/36	505,575
270	Kohl’s Corp.	6.875	12/15/37	301,880

				807,455

	Retail – Restaurants (0.6%)
825	Yum! Brands, Inc.	6.875	11/15/37	898,680

	Satellite Telecommunication (0.1%)
180	Intelsat Subsidiary Holding Co. Ltd. (Bermuda)	8.50	01/15/13	183,600

	Semiconductor Equipment (0.4%)
550	KLA-Tencor Corp.	6.90	05/01/18	597,556

	Special Purpose Entity (1.4%)
645	AIG SunAmerica Global Financing (144A) (a)	6.30	05/10/11	664,455
600	Capital One Capital	8.875	05/15/40	658,370
205	Farmers Exchange Capital (144A) (a)	7.05	07/15/28	189,254
440	Harley-Davidson Funding Corp. (144A) (a)	6.80	06/15/18	439,996
145	LBI Escrow Corp. (144A) (a) (d)	8.00	11/01/17	150,619
145	New Communications Holdings, Inc. (144A) (a) (d)	8.50	04/15/20	146,812

				2,249,506

	Specialty Retail (0.6%)
1,050	Home Depot, Inc.	5.875	12/16/36	1,022,319

	Steel – Producers (1.2%)
1,535	ArcelorMittal (Luxembourg)	9.85	06/01/19	1,954,109

	Super-Regional Banks – U.S. (0.3%)
475	KeyCorp (MTN)	6.50	05/14/13	507,614

	Telecommunication Services (0.8%)
565	Qwest Corp.	6.50	06/01/17	591,131
150	Qwest Corp.	6.875	09/15/33	145,500
310	Sable International Finance Ltd. (144A) (Cayman Islands) (a)	7.75	02/15/17	323,950
180	SBA Telecommunications, Inc. (144A) (a)	8.25	08/15/19	192,600

				1,253,181

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Telephone – Integrated (5.0%)
$210	CenturyTel, Inc. (Series Q)	6.15%	09/15/19	$208,391
435	Citizens Communications Co.	7.125	03/15/19	415,425
1,445	Deutsche Telekom International Finance BV (Netherlands)	8.75	06/15/30	1,855,555
625	GTE Corp.	6.94	04/15/28	657,891
740	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	801,559
1,585	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	1,714,081
1,835	Telefonica Europe BV (Netherlands)	8.25	09/15/30	2,257,149

				7,910,051

	Television (0.8%)
1,025	CBS Corp.	8.875	05/15/19	1,240,221

	Tobacco (2.2%)
895	Altria Group, Inc.	9.25	08/06/19	1,089,323
390	Altria Group, Inc.	9.70	11/10/18	480,289
685	Altria Group, Inc.	10.20	02/06/39	920,982
245	BAT International Finance PLC (144A) (United Kingdom) (a)	9.50	11/15/18	317,777
565	Lorillard Tobacco Co.	8.125	06/23/19	623,484

				3,431,855

	Total Corporate Bonds (Cost $140,541,144)			151,124,335

	Commercial Mortgage-Backed Securities (1.1%)
375	Bear Stearns Commercial Mortgage Securities 2007-T26 A4	5.471	01/12/45	382,623
630	LB-UBS Commercial Mortgage Trust 2005-C3 A5	4.739	07/15/30	643,366
490	LB-UBS Commercial Mortgage Trust 2006-C1 A4	5.156	02/15/31	497,562
250	LB-UBS Commercial Mortgage Trust 2006-C6 A4	5.372	09/15/39	254,710

	Total Commercial Mortgage-Backed Securities (Cost $1,506,127)			1,778,261

	Foreign Government Obligations (0.7%)
240	Export-Import Bank of Korea (South Korea)	4.125	09/09/15	241,037
810	Korea Development Bank (South Korea)	4.375	08/10/15	823,084

	Total Foreign Government Obligations (Cost $1,047,983)			1,064,121

	Municipal Bond (0.1%)
	Transportation
190	Illinois State Toll Highway Authority (The) 2009 (Series A) (Cost $190,000)	6.184	01/01/34	193,165

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Short-Term Investments (1.9%)
	U.S. Government Obligations (e)(f)
$2,972	U.S. Treasury Bills (Cost $2,971,850)	0	.01 – 0.15%	04/08/10 – 05/06/10	$2,971,850

	Total Investments (Cost $146,257,104) (g)(h)			99.4%	157,131,732

	Other Assets in Excess of Liabilities			0.6	982,691

	Net Assets			100.0%	$158,114,423

MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
(a)	Resale is restricted to qualified institutional investors.
(b)	Floating rate security. Rate shown is the rate in effect at March 31, 2010.
(c)	Security issued with perpetual maturity.
(d)	Security purchased on a when-issued basis.
(e)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(f)	A portion of this security has been physically segregated in connection with open futures and swap contracts.
(g)	Securities have been designated as collateral in connection with securities purchased on a forward commitment basis, open futures and swap contracts.
(h)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $11,321,888 and the aggregate gross unrealized depreciation is $447,260 resulting in net unrealized appreciation of $10,874,628.

Bond Insurance:
AMBAC	AMBAC Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

Futures Contracts Open at March 31, 2010:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
442	Long	U.S. Treasury Notes 5 Year, June 2010	$50,760,938	$(268,985)
95	Long	U.S. Treasury Notes 2 Year, June 2010	20,610,546	(32,474)
111	Short	U.S. Treasury Bonds 30 Year, June 2010	(12,889,875)	3,876
161	Short	U.S. Treasury Notes 10 Year, June 2010	(18,716,250)	73,300

		Net Unrealized Depreciation		$(224,283)

Credit Default Swap Contracts Open at March 31, 2010:

								CREDIT
								RATING OF
		NOTIONAL			UNREALIZED			REFERENCE
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	APPRECIATION	UPFRONT		OBLIGATION+
REFERENCE OBLIGATION	PROTECTION	(000’s)	RATE	DATE	(DEPRECIATION)	PAYMENTS	VALUE	(unaudited)

Bank of America, N.A. Carnival Corp.	Buy	$605	1.57%	March 20, 2018	$(16,832)	$—	$(16,832)	BBB+
Goldman Sachs International Sealed Air Corp.	Buy	250	1.08	March 20, 2018	11,166	—	11,166	BB+
Bank of America, N.A. Toll Brothers Inc.	Buy	770	2.90	March 20, 2013	(39,118)	—	(39,118)	BBB-
Bank of America, N.A. Tyco Electronics Ltd.	Buy	385	5.00	June 20, 2014	(51,601)	(16,174)	(67,775)	BBB-
Barclays Capital Whirlpool Corp.	Buy	250	1.00	June 20, 2014	(13,295)	13,480	185	BBB-

Total Credit Default Swaps		$2,260			$(109,680)	$(2,694)	$(112,374)

+	Credit Rating as issued by Standard and Poor’s.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - March 31, 2010 (unaudited) continued

Interest Rate Swap Contracts Open at March 31, 2010:

					NOTIONAL	UNREALIZED
	FLOATING RATE	PAY/RECEIVE	FIXED	TERMINATION	AMOUNT	APPRECIATION
SWAP COUNTERPARTY	INDEX	FLOATING RATE	RATE	DATE	(000)	(DEPRECIATION)

Bank of America, N.A.	3 Month LIBOR	Receive	2.625%	03/11/15	$16,630	$54,214
Deutsche Bank AG	3 Month LIBOR	Receive	2.654	03/26/15	8,350	22,295
Deutsche Bank AG	3 Month LIBOR	Receive	2.898	01/11/15	8,670	(103,000)

		Net Unrealized Depreciation				$(26,491)

LIBOR	— London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements

Statement of Assets and Liabilities
March 31, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $144,848,527)	$155,552,142
Investment in affiliate, at value (cost $1,408,577)	1,579,590
Unrealized appreciation on open swap contracts	87,675
Cash	164,753
Receivable for:
Interest	2,589,140
Investments sold	232,505
Interest from affiliate	40,230
Premium paid on open swap contracts	13,480
Periodic interest on open swap contracts	7,680
Variation margin	6,659
Prepaid expenses and other assets	29,152

Total Assets	160,303,006

Liabilities:
Unrealized depreciation on open swap contracts	223,846
Payable for:
Investments purchased	1,673,876
Periodic interest on open swap contracts	85,843
Investment advisory fee	60,000
Premium received on open swap contracts	16,174
Administration fee	11,429
Transfer agent fee	1,444
Accrued expenses and other payables	115,971

Total Liabilities	2,188,583

Net Assets	$158,114,423

Composition of Net Assets:
Paid-in-capital	$172,353,955
Net unrealized appreciation	10,514,174
Accumulated undistributed net investment income	550,850
Accumulated net realized loss	(25,304,556)

Net Assets	$158,114,423

Net Asset Value Per Share
9,028,744 shares outstanding (15,000,000 shares authorized of $.01 par value)	$17.51

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements continued

Statement of Operations
For the six months ended March 31, 2010 (unaudited)

Net Investment Income:
Income
Interest	$4,792,347
Interest from affiliate	56,964

Total Income	4,849,311

Expenses
Investment advisory fee	328,667
Administration fee	62,603
Professional fees	40,701
Shareholder reports and notices	26,389
Transfer agent fees and expenses	14,193
Directors’ fees and expenses	12,924
Custodian fees	3,627
Other	28,936

Total Expenses	518,040

Net Investment Income	4,331,271

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	3,161,315
Futures contracts	560,038
Swap contracts	(248,983)

Net Realized Gain	3,472,370

Change in Unrealized Appreciation/Depreciation on:
Investments	(40,227)
Investments in affiliates	53,129
Futures contracts	23,708
Swap contracts	(15,544)

Net Change in Unrealized Appreciation/Depreciation	21,066

Net Gain	3,493,436

Net Increase	$7,824,707

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	MARCH 31, 2010	SEPTEMBER 30, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,331,271	$7,945,138
Net realized gain (loss)	3,472,370	(499,283)
Net change in unrealized appreciation/depreciation	21,066	22,190,835

Net Increase	7,824,707	29,636,690
Dividends to shareholders from net investment income	(5,033,526)	(7,976,767)
Decrease from capital stock transactions	—	(1,879,750)

Net Increase	2,791,181	19,780,173
Net Assets:
Beginning of period	155,323,242	135,543,069

End of Period (Including accumulated undistributed net investment income of $550,850 and $1,253,105, respectively)	$158,114,423	$155,323,242

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -   March 31, 2010 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Income Securities Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Directors. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Swaps — The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits of underlying issue in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended September 30, 2009 remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT MARCH 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Corporate Bonds	$151,124,335	—	$151,124,335	—
Commercial Mortgage-Backed Securities	1,778,261	—	1,778,261	—
Foreign Government Obligations	1,064,121	—	1,064,121	—
Municipal Bond	193,165	—	193,165	—
Short-Term Investments — U.S. Government Obligations	2,971,850	—	2,971,850	—
Futures	77,176	$77,176	—	—
Credit Default Swaps	11,166	—	11,166	—
Interest Rate Swaps	76,509	—	76,509	—

Total	$157,296,583	$77,176	$157,219,407	—

Liabilities:
Futures	$(301,459)	$(301,459)	—	—
Credit Default Swaps	(120,846)	—	$(120,846)	—
Interest Rate Swaps	(103,000)	—	(103,000)	—

Total	$(525,305)	$(301,459)	$(223,846)	—

3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Forward Foreign Currency Contracts  The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no transactions in forward foreign currency contracts for the six months ended March 31, 2010.

Futures  To hedge against adverse interest rate and market risks, the Fund may enter into interest rate and swap futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the six months ended March 31, 2010, were as follows:

NUMBER OF
CONTRACTS

Futures, outstanding at beginning of the period	521
Futures opened	1,786
Futures closed	(1,498)

Futures, outstanding at end of the period	809

Swaps  The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

Transactions in swap contracts for the six months ended March 31, 2010, were as follows:

NOTIONAL
AMOUNT
(000’S)

Swaps, outstanding at beginning of period	$2,655
Swaps opened	42,330
Swaps closed	(9,075)

Swaps, outstanding at end of period	$35,910

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 31, 2010.

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE		BALANCE SHEET LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	$77,176	†	Variation margin	$(301,459)†
	Unrealized appreciation on open swap contracts	76,509		Unrealized depreciation on open swap contracts	(103,000)
Credit Risk	Unrealized appreciation on open swap contracts	11,166		Unrealized depreciation on open swap contracts	(120,846)

		$164,851			$(525,305)

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended March 31, 2010.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$560,038	$(225,483)
Credit Risk	—	(23,500)

Total	$560,038	$(248,983)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$23,708	$(26,491)
Credit Risk	—	10,947

Total	$23,708	$(15,544)

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business week: 0.42% to the portion of the daily net assets not exceeding $500 million and 0.35% to the portion of the daily net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2010 aggregated $40,527,462 and $40,312,105, respectively.

The Fund had the following transactions with Citigroup, Inc., an affiliate of the Investment Adviser and Administrator, for the six months ended March 31, 2010:

		NET REALIZED
PURCHASES	SALES	GAINS(LOSS)	INCOME	VALUE

—	—	—	$56,964	$1,579,590

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended March 31, 2010, included in “directors’ fees and expenses” in the Statement of Operations amounted to $10,374. At March 31, 2010, the Fund had an accrued pension liability of $66,183, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Capital Stock
Transactions in capital stock were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, September 30, 2008	9,177,644	$91,774	$174,153,713
Shares repurchased (weighted average discount of 10.44%)@	(148,900)	(1,489)	(1,878,261)
Reclassification due to permanent book/tax differences	—	—	(11,782)

Balance, September 30, 2009	9,028,744	90,285	172,263,670
Shares repurchased	—	—	—

Balance, March 31, 2010	9,028,744	$90,285	$172,263,670

The Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

@	The Directors have voted to retire the shares repurchased.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements -  March 31, 2010 (unaudited) continued

7. Dividends
The Fund declared the following dividends from net investment income subsequent to March 31, 2010:

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE

April 13, 2010	$0.0825	April 23, 2010	April 30, 2010

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of September 30, 2009, the Fund had temporary book/tax differences attributable to book amortization of premiums on debt securities and mark-to-market of open futures contracts.

9. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund’s financial statements, if any, is currently being assessed.

Morgan Stanley Income Securities Inc.
Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED	FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2010	2009	2008	2007	2006	2005
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$17.20	$14.77	$16.95	$17.14	$17.35	$17.59

Income (loss) from investment operations:
Net investment income(1)	0.48	0.88	0.85	0.82	0.83	0.87
Net realized and unrealized gain (loss)	0.39	2.41	(2.15)	(0.12)	(0.16)	(0.18)

Total income (loss) from investment operations	0.87	3.29	(1.30)	0.70	0.67	0.69

Less dividends from net investment income	(0.56)	(0.88)	(0.92)	(0.93)	(0.95)	(0.98)

Anti-dilutive effect of acquiring treasury shares(1)	—	0.02	0.04	0.04	0.07	0.05

Net asset value, end of period	$17.51	$17.20	$14.77	$16.95	$17.14	$17.35

Market value, end of period	$17.06	$16.39	$12.27	$15.33	$16.07	$15.84

Total Return(2)	7.70%(5)	42.12%	(14.88)%	1.14%	7.88%	4.92%
Ratios to Average Net Assets:
Total expenses (before expense offset)	0.66%(6)	0.67%(3)	0.68%(3)	0.69%(3)	0.68%	0.68%
Net investment income	5.52%(6)	5.82%(3)	5.12%(3)	4.85%(3)	4.88%	4.96%
Rebate from Morgan Stanley affiliate	—	0.00%(4)	0.00%(4)	0.00%(4)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$158,114	$155,323	$135,543	$159,470	$166,862	$177,341
Portfolio turnover rate	26%(5)	73%	66%	46%	59%	58%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Amount is less than 0.005%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Shareholder Voting Results (unaudited)

On December 11, 2009, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Withheld	Abstain
Frank L. Bowman	7,235,179	250,553	0
Michael Bozic	7,235,491	250,241	0
Kathleen A. Dennis	7,227,074	258,658	0
James F. Higgins	7,232,810	252,922	0
Manuel H. Johnson	7,210,626	275,106	0
Joseph J. Kearns	7,237,847	247,885	0
Michael F. Klein	7,236,124	249,608	0
Michael E. Nugent	7,207,058	278,674	0
W. Allen Reed	7,222,969	262,763	0
Fergus Reid	7,227,911	257,821	0

Morgan Stanley Income Securities Inc.
Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Virginia Keehan, Vice President of the Investment Adviser, Joseph Mehlman, Executive Director of the Investment Adviser and Christian G. Roth, Managing Director of the Investment Adviser.

Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004 and began managing the Fund in November 2008. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

• Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im.

• Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited) continued

“record date,” which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

How to withdraw from the Plan
To withdraw from the Plan, please visit morganstanley.com/im or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rl 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited) continued

3.	You may sell your shares through your financial advisor through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com/im.

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (888) 421-4015 Monday-Friday between 9a.m. and 6p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

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Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Income Securities Inc.
NYSE : ICB

Semiannual
Report

March 31, 2010

ICBSAN
IU10-02188P-Y03/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of
EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
May 17, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
May 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 17, 2010

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